                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.      )

      Filed by the Registrant / /

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                            PRI AUTOMATION, INC.
----------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
/X/        No fee required
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                              PRI AUTOMATION, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 MARCH 16, 2001

    PRI Automation, Inc. hereby gives notice that its annual meeting of stockholders will be held at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts on Friday, March 16, 2001, beginning at 10:00 A.M., local time, for the following purposes:

    1.  To elect six directors.

    2. To transact any further business that may properly come before the annual meeting or any adjournment.

    The board of directors has fixed the close of business on February 9, 2001, as the record date for the determination of PRI stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment. Only stockholders of record on such date are entitled to notice of, and to vote at, the annual meeting or any adjournment.

                                          By Order of the Board of Directors,

                                          Robert L. Birnbaum
                                          CLERK

Billerica, Massachusetts
February 16, 2001

                             YOUR VOTE IS IMPORTANT
         PLEASE SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU
                          PLAN TO ATTEND THE MEETING.

                              PRI AUTOMATION, INC.
                             805 MIDDLESEX TURNPIKE
                         BILLERICA, MASSACHUSETTS 01821
                                 (978) 670-4270

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                 MARCH 16, 2001

    This proxy statement relates to the annual meeting of stockholders of PRI Automation, Inc. We are mailing the proxy statement and the enclosed form of proxy to stockholders on or about February 20, 2001. The board of directors is soliciting proxies to be used at the annual meeting and any adjournments of the meeting. The annual meeting will be held at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109 on Friday, March 16, 2001, beginning at 10:00 a.m. local time.

    When proxies are returned properly executed, the persons named in the proxies will vote the shares represented in accordance with the stockholders' directions. We encourage stockholders to vote on each matter to be considered. However, if no choice has been specified by a stockholder in a properly executed proxy, the persons named as proxies will vote the shares as recommended by management.

    Any stockholder may revoke a proxy at any time before it has been exercised by:

    - providing us with a later dated proxy,

    - notifying PRI's Clerk in writing, or

    - attending the annual meeting and voting in person.

    We have fixed the close of business on February 9, 2001 as the record date for the annual meeting and any adjournment. Only stockholders of record on the record date are entitled to notice of, and to vote at, the annual meeting or any adjournment. At the close of business on the record date, there were issued and outstanding 25,153,793 shares of common stock, each of which is entitled to cast one vote. This number includes outstanding exchangeable shares of PRI Automation (Canada), Inc., each of which entitles its holder to one vote.

                         QUORUM AND TABULATION OF VOTES

    Our by-laws provide that a quorum for the annual meeting requires a majority in interest of the shares of common stock issued and outstanding and entitled to vote. We will treat shares of common stock represented by a properly signed and returned proxy as present at the annual meeting for the purpose of determining a quorum. In general, votes withheld from any nominee for election as a director, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the annual meeting. A "non-vote" occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

    A plurality of the votes properly cast at the annual meeting will elect each director. Abstentions and votes withheld from director-nominees, including broker non-votes, will not be included in calculating the number of votes cast.

    The persons named in the proxies will vote the shares FOR election of each nominee as a director and FOR each other proposal if no specification is made.

    We know of no other matter to be presented at the annual meeting. If any other matter should be presented at the annual meeting upon which a vote properly may be taken, shares represented by all proxies we receive will be voted with respect thereto in accordance with the best judgment of the persons named in the proxies.

    EquiServe, L.P., our transfer agent, will tabulate votes at the annual meeting.

                                 PROPOSAL ONE--
                             ELECTION OF DIRECTORS

    Our by-laws provide for a board of directors, the number of which is fixed from time to time by the stockholders and may be enlarged or reduced by vote of a majority of the board. The number of directors is presently fixed at six. The board has nominated for election as directors Mordechai Wiesler, Mitchell G. Tyson, Dr. Amram Rasiel, Boruch B. Frusztajer, Alexander V. d'Arbeloff, and Kenneth M. Thompson. Each nominee is currently a director of PRI. Each director elected at the annual meeting will hold office until the next annual election of directors and until his successor is chosen and qualified or until he sooner dies, resigns, is removed, or becomes disqualified.

    Each of the nominees has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve. In the event that one or more nominees is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for such other nominee as is then designated by the board of directors.

    THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE SIX INDIVIDUALS NAMED ABOVE AS DIRECTORS.

                        DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth certain information concerning each director (each of whom has been nominated for re-election) and each executive officer of
PRI:

NAME                              AGE                              POSITION
----                            --------                           --------
Mordechai Wiesler............      70      Chairman of the Board of Directors
Mitchell G. Tyson............      46      President, Chief Executive Officer and Director
Cosmo S. Trapani.............      62      Chief Financial Officer
                                           Vice President, General Manager, Factory Systems
Edward A. Wagner.............      52      Division
Robert G. Postle.............      46      Vice President, Sales and International Operations
Amram Rasiel(1)..............      70      Director
Boruch B. Frusztajer(1)(2)...      70      Director
Alexander V. d'Arbeloff(2)...      73      Director
Kenneth M. Thompson..........      62      Director

------------------------

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

    MORDECHAI WIESLER, a founder of PRI, has been a director of PRI since our inception in 1982. Mr. Wiesler served as PRI's President from our inception until February 1995, as Chief Executive Officer from our inception until August 1998 and as Treasurer from our inception until September 1999.
Mr. Wiesler was also the founder, president and chairman of Transistor Automation Corporation until its sale to Teledyne, Inc. in 1966. Mr. Wiesler received a B.S. in mechanical engineering from the Technion in Israel.

    MITCHELL G. TYSON was named Chief Executive Officer of PRI in August 1998. He was elected to the office of President and named a director of PRI in 1995. Mr. Tyson served as our Chief Operating Officer from 1990 to 1998. From 1987 to 1990, he served as our Vice President, Operations. From 1984 to 1987, Mr. Tyson was the director of product management of GCA Corporation, a manufacturer of semiconductor capital equipment. From 1979 to 1984, he was a senior legislative assistant and science advisor to U.S. Senator Paul Tsongas in Washington, D.C. Mr. Tyson holds a B.S. in physics, an M.S. in political science and an M.S. in nuclear engineering, all from the Massachusetts Institute of Technology.
Mr. Tyson is a member of the board of directors of the Semiconductor Industry Suppliers Association of North America (formerly SEMI-SEMATECH, Inc.) and a member of the board of directors of

Structural Dynamics Research Corporation, a global supplier of e-business solutions for the product lifecycle. In addition, Mr. Tyson is a member of the North American Advisory Board of SEMI, a trade association that represents the worldwide semiconductor equipment industry and a member of the board of directors of the Massachusetts High Technology Council.

    COSMO S. TRAPANI was named our Vice President and Chief Financial Officer in March 2000. From October 1999 to February 2000, Mr. Trapani was Senior Vice President and Chief Financial Officer at Circor International, Inc., a manufacturer of fluid control systems. From 1990 to 1999, he served as Executive Vice President and Chief Financial Officer of Unitrode Corporation, a manufacturer of analog and mixed signal integrated circuits. Mr. Trapani holds a B.S. in accounting from Boston College and is a certified public accountant.
Mr. Trapani is a member of the board of directors of a privately held company.

    EDWARD A. WAGNER was appointed our Vice President, General Manager, Factory Systems Division in August 2000. Mr. Wagner joined PRI as Vice President, Sales in 1997 and was named Vice President, General Manager, OEM Systems in
January 1999. From 1989 to 1997, Mr. Wagner was Vice President of US operations for Metron Technology, a worldwide sales and distribution company supporting many of the major semiconductor equipment manufacturers in both the US and Japan. From 1979 to 1989, he served as President and General Manager of BGL Corp., a manufacturer of OEM automation products and quartz glass products.
Mr. Wagner holds a B.S. from the University of California at Berkeley and an M.B.A. from Golden Gate University, San Francisco.

    ROBERT G. POSTLE was named our Vice President, Sales and International Operations in August 2000. Mr. Postle joined PRI in 1994 as Vice President, Marketing and Sales, became Vice President, Marketing, Sales and Service in 1997, named Vice President, Sales, Service and Field Operations in 1998 and appointed Vice President, General Manager, Factory Systems Division in September 1999. From 1989 to 1994, Mr. Postle was Vice President of Marketing and Sales at ULVAC Technologies, Inc., a manufacturer of vacuum technology products. From 1987 to 1989, Mr. Postle was Vice President of Marketing and Sales at ASM Ion Implant, Inc., a manufacturer of ion implantation equipment. Mr. Postle holds a B.S. in business administration from the State University of New York, Brockport.

    DR. AMRAM RASIEL has been a director of PRI since 1982. Dr. Rasiel is a private investor. He is a director of Progress Software Corporation, a provider of application development software, and of a number of privately held companies.

    BORUCH B. FRUSZTAJER became a director of PRI in 1982. Mr. Frusztajer has been the President of BBF Corporation, an industrial management company, since 1984.

    ALEXANDER V. D'ARBELOFF became a director of PRI in 1982. Mr. d'Arbeloff, a member of the MIT Corporation since 1989, was named Chairman of the MIT Corporation on July 1, 1997. In 1960, Mr. d'Arbeloff founded Teradyne and served as president and chief executive officer until May 1997, and as chairman of the board from June 1997 until June 2000. He is also chairman of the board of Empirix which offers testing solutions for communications equipment manufacturers, e-business and enterprise call centers. He also serves on the boards of several private and non-profit institutions.

    KENNETH M. THOMPSON became a director of PRI in July 1998. Mr. Thompson is President, Chief Executive Officer and a director of AvantCom Network, Inc. He was employed by Intel Corporation for twenty-five years, most recently as Vice President, Technology Manufacturing Engineering. He retired from Intel in 1998. Mr. Thompson is a director of LAM Research Corp.

COMMITTEES AND MEETINGS OF THE BOARD

    During the fiscal year ended September 30, 2000 ("fiscal 2000"), the Board met four times and acted five times by unanimous written consent. The Board also acted once through a consent action of

Mr. Tyson as a single-member committee to grant stock options under the 1997 Non-Incentive Stock Option Plan. No director attended fewer than 75% of the total number of meetings held by the Board or committees of the Board on which he served. The board of directors currently has two standing committees, the Audit Committee and the Compensation Committee.

    AUDIT COMMITTEE

    The Audit Committee is currently composed of Dr. Rasiel and Mr. Frusztajer. The Audit Committee reviews PRI's internal accounting procedures and consults with and reviews the services provided by PRI's independent auditors. The Audit Committee also has the responsibilities and authority described in its written charter. The charter has been adopted by the board of directors and is attached hereto as Appendix A. The Audit Committee met once during fiscal 2000. The members of the Audit Committee are independent, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc.'s listing standards. The Company expects to add a third member to the Audit Committee in fiscal 2001.

    Report of Audit Committee

    The Audit Committee reviewed and discussed the Company's audited financial statements for the year ended September 30, 2000 with management and discussed with PriceWaterhouseCoopers LLP, the Company's independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The audit committee also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with PriceWaterhouseCoopers LLP its independence. Based on its review and these discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the year ended September 30, 2000.

              Boruch Frusztajer
              Amram Rasiel

    COMPENSATION COMMITTEE

    The Compensation Committee (currently composed of Messrs. Frusztajer and d'Arbeloff) has general responsibility for PRI's executive compensation policies and practices, including making specific recommendations to the board of directors concerning compensation for PRI's executive officers and administering the 2000 Stock Option Plan, the 2000 Employee Stock Purchase Plan and the 1997 Non-Incentive Stock Option Plan. The Compensation Committee met twice and acted by written consent twice during fiscal 2000.

                REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

DIRECTORS' COMPENSATION

    Each non-employee director of PRI has served without cash compensation but has been reimbursed, upon request, for expenses incurred in attending meetings of the Board of Directors. Directors who are PRI employees are not paid any separate fees for serving as directors. On November 30 of each year, each non-employee director then in office is automatically granted a non-qualified option under the 1997 Stock Option Plan to purchase 5,000 shares of common stock at an exercise price equal to its fair market value on that date. Pursuant to this provision of the 1997 Stock Option Plan, on November 30, 1999, each of Dr. Rasiel and Messrs. Frusztajer, d'Arbeloff and Thompson was automatically granted a non-qualified option to purchase 5,000 shares of common stock at an exercise price of $47.38 per share.

EXECUTIVE COMPENSATION

    The following table provides certain summary information concerning the compensation earned by PRI's Chief Executive Officer and each of the four other most highly compensated executive officers, as well as a former officer (collectively, the "Named Executive Officers"), for services rendered in all capacities to PRI during fiscal 2000 and during the fiscal years ended September 30, 1998 and 1999 ("fiscal 1998" and "fiscal 1999," respectively).

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                                                --------------------------
                                                               ANNUAL           SECURITIES
                                                          COMPENSATION(1)       UNDERLYING     ALL OTHER
NAME AND                                     FISCAL    ----------------------   OPTIONS (#)   COMPENSATION
PRINCIPAL POSITION                            YEAR     SALARY ($)   BONUS ($)     AWARDS         ($)(2)
------------------                          --------   ----------   ---------   -----------   ------------
Mordechai Wiesler.........................    2000      $188,100          --       40,000       $ 12,734
  Chairman of the Board                       1999      $201,539          --       40,000       $ 12,360
                                              1998      $257,212          --       30,000       $ 10,485

Mitchell G. Tyson.........................    2000      $358,624          --       78,000       $  8,401
  President and Chief Executive Officer       1999      $266,010          --       55,000       $  5,412
                                              1998      $247,289          --      130,000       $  5,363

Cosmo S. Trapani(3).......................    2000      $145,750    $ 56,400(4)    57,000       $  5,894
  Vice President and Chief Financial
    Officer                                   1999            --          --           --             --
                                              1998            --          --           --             --

Edward A. Wagner..........................    2000      $268,917    $139,100       80,000       $136,856
  Vice President, General Manager,            1999      $204,346          --       39,000       $  6,528
  Factory Systems Division                    1998      $164,237          --       45,500       $  5,362

Robert G. Postle..........................    2000      $261,250          --       44,000       $  8,043
  Vice President, Sales and                   1999      $207,038          --       61,000       $  5,412
  International Operations                    1998      $196,789          --       25,500       $  5,667

------------------------

(1) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constituted less than $50,000 and less than ten percent of the total annual salary and bonus for each executive officer.

(2) The amounts reported include PRI's contributions to the PRI Savings and Retirement Plan during fiscal 2000, fiscal 1999 and fiscal 1998, respectively, for the benefit of Mr. Wiesler ($4,670, $4,800 and $4,185), Mr. Tyson ($7,200, $4,800 and $4,904), Mr. Wagner ($7,110, $4,800 and
    $4,927) and Mr. Postle ($7,192, $4,800 and $5,310) and during fiscal 2000 for Mr. Trapani ($3,975); and premiums paid by PRI on excess life insurance policies during fiscal 2000, fiscal 1999 and fiscal 1998, respectively, for Mr. Wiesler ($8,064, $7,560 and $6,300), Mr. Tyson ($1,201, $612 and $459),
    Mr. Wagner ($1,406, $1,728 and $435) and Mr. Postle ($851, $612 and $357)
    and during fiscal 2000 for Mr. Trapani ($1,919); as well as $128,340 in payments made during fiscal 2000 for temporary living expenses for Mr. Wagner.

(3) Mr. Trapani joined PRI during fiscal 2000 and, therefore, received compensation for only a portion of that fiscal year.

(4) Under Mr. Trapani's at-will employment arrangement with the Company, in addition to his being eligible for target bonuses, a portion of his annual compensation is payable in the form of a fixed payment in the amount of $28,200 per quarter for up to the first five years of his employment.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table contains information concerning stock option grants made during fiscal 2000 under the 1994 Incentive and Nonqualified Stock Option Plan and the 2000 Stock Option Plan to the Chief Executive Officer and each of the other Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                POTENTIAL REALIZABLE
                                                                                                  VALUE AT ASSUMED
                                                                                                   ANNUAL RATES OF
                                                                                              STOCK PRICE APPRECIATION
                                                  % OF TOTAL                                             FOR
                           NUMBER OF SHARES    OPTIONS GRANTED      EXERCISE                       OPTION TERM(2)
                          UNDERLYING OPTIONS   TO EMPLOYEES IN       PRICE       EXPIRATION   -------------------------
NAME                         GRANTED (#)         FISCAL YEAR      ($/SHARE)(1)      DATE        5% ($)        10% ($)
----                      ------------------   ----------------   ------------   ----------   -----------   -----------
Mordechai Wiesler.......       10,000(4)             0.52           $45.0625      05/25/06    $  153,226    $  347,685
                               30,000(3)             1.56           $47.3750      11/30/05    $  483,361    $1,096,581

Mitchell G. Tyson.......       18,000(4)             0.93           $45.0625      05/25/06    $  275,860    $  625,832
                               60,000(3)             3.11           $47.3750      11/30/05    $  966,722    $2,193,162

Cosmo S. Trapani........       50,000(5)             2.60           $70.0625      03/15/06    $1,191,398    $2,702,875
                                7,000(4)             0.36           $45.0625      05/25/06    $  107,279    $  243,379

Edward A. Wagner........       10,000(6)             0.52           $56.1250      04/14/06    $  190,879    $  433,039
                               15,000(4)             0.78           $45.0625      05/25/06    $  229,883    $  521,527
                               20,000(7)             1.04           $41.0000      07/28/06    $  278,878    $  632,680
                               35,000(3)             1.82           $47.3750      11/30/05    $  563,921    $1,279,345

Robert G. Postle........        9,000(4)             0.47           $45.0625      05/25/06    $  137,930    $  312,916
                               35,000(3)             1.82           $47.3750      11/30/05    $  563,921    $1,279,345

------------------------

(1) All options were granted at exercise prices not less than fair market value, which was determined by the board of directors to be the last sale price of the common stock on the date of grant as reported by the Nasdaq Stock Market.

(2) Amounts reported in this column represent hypothetical values that may be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation of the common stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not represent PRI's estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercises and the future performance of the common stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the Named Executive Officers. This table does not take into account any appreciation in price of the common stock from the date of grant to the current date. The values shown are net of the option price, but do not include deductions for taxes or other expenses associated with the exercise.

(3) All options vest in 20 equal quarterly installments beginning 3/2/00 and ending 11/30/04.

(4) All options fully vest on May 25, 2005.

(5) Option vests in 20 equal quarterly installments beginning 6/15/00 and ending 3/15/05.

(6) Option vests in 20 equal quarterly installments beginning 7/14/00 and ending 4/14/05.

(7) Option vests in 20 equal quarterly installments beginning 10/28/00 and ending 7/28/05.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

    The following table sets forth information concerning option exercises and holdings under PRI's 1994 Incentive and Nonqualified Stock Option Plan, 2000 Stock Option Plan and 1997 Non-Incentive Stock Option Plan as of September 30, 2000 with respect to the Chief Executive Officer and the other Named Executive
Officers:

               OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                                     COMMON STOCK
                                                                      UNDERLYING               VALUE OF UNEXERCISED
                                                                  UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                   SHARES          VALUE        AT FISCAL YEAR-END (#)       AT FISCAL YEAR-END ($)(2)
                                  ACQUIRED        REALIZED    ---------------------------   ---------------------------
NAME                           ON EXERCISE (#)     ($)(1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                           ---------------   ----------   -----------   -------------   -----------   -------------
Mordechai Wiesler............       30,000       $  850,125      87,730         85,670       $177,746       $ 81,329

Mitchell G. Tyson............      122,880       $6,485,146     109,191        186,529       $347,218       $510,583

Cosmo S. Trapani.............           --               --       5,000         52,000             --             --

Edward A. Wagner.............       23,126       $  866,641       7,125        114,748       $  6,094       $ 73,118

Robert G. Postle.............       30,797       $1,230,965      14,361         96,980       $ 16,312       $ 55,343

------------------------

(1) Amounts disclosed in this column do not necessarily reflect amounts received by the Named Executive Officers but are calculated based on the difference between the fair market value of the common stock on the date of exercise and the exercise price of the options. Named Executive Officers receive cash only if and when they sell the common stock issued upon exercise of the options, and the amount of cash received by such individuals depends on the price of the common stock at the time of such sale.

(2) Calculated on the basis of the last sale price of the common stock on September 30, 2000 as reported by the Nasdaq Stock Market ($18.25 per share), less the applicable option exercise price.

RETENTION AND SEVERANCE AGREEMENTS

    PRI has entered into retention agreements with each of Messrs. Wiesler, Tyson, Trapani, Wagner and Postle. The terms of each agreement were amended in fiscal 2000. The agreements provide for certain payments upon the occurrence of certain events following a "change of control" of PRI. A "change of control" is defined in each agreement to mean (i) any person becoming the beneficial owner of securities of PRI representing fifty percent (50%) or more of the total voting power; or (ii) a change in the composition of the board of directors creating a majority of directors consisting of individuals other than directors of PRI as of the date of the retention agreement or their designated successors; or (iii) the merger or consolidation of PRI with any other corporation (other than a merger or consolidation keeping at least fifty percent (50%) of the total voting power in the hands of PRI stockholders) or PRI's liquidation or the sale or disposition by PRI of all or substantially all of its assets.

    Each agreement provides that PRI will pay certain severance benefits to the executive officer in the event that, within 12 months after a change of control, the executive's employment is terminated other than for cause, as defined in the agreement, or if the executive resigns after the occurrence of one or more certain events, such as material reduction in responsibilities or salary or relocation to a facility in a different location without the executive's consent.

    Each agreement provides that, if the executive is terminated or resigns within 12 months after a change of control under circumstances that would entitle the executive to severance benefits, then PRI will be obligated to pay to the executive, in a single payment, an amount equal to the sum of (a) his then-current annual base compensation, (b) the bonus (if any) that PRI (or its successor) paid the executive with respect to its fiscal year most recently ended before such termination or resignation and

(c) a prorated fraction of the amount of his "target bonus" for the fiscal year of PRI in which the termination or resignation occurs. Each agreement further provides that, upon such termination or resignation, or upon the first anniversary of a change of control if no such termination or resignation occurs, 100% of the otherwise unvested portion of each stock option held by the executive will become fully exercisable, and 100% of each option held by PRI to repurchase stock of PRI owned by the executive will terminate.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No member of the Compensation Committee is a former or current employee of PRI or a party to any other relationship of a character required to be disclosed pursuant to Item 402(j) of Regulation S-K.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    This report has been furnished by the Compensation Committee. Boruch B. Frusztajer and Alexander V. d'Arbeloff, two non-employee members of the Board of Directors, are the members of the Committee. The Committee meets at least annually or more frequently if requested by the Board of Directors. The Committee is primarily responsible for the review of executive compensation, which includes base salary, profit sharing, and stock option awards.

    COMPENSATION POLICIES. PRI believes that it is critical to its continued success to attract and retain highly qualified executive officers who will play a vital role in future achievements. To this end, PRI has established its compensation policy to reward executives based upon corporate, departmental and individual performance which is measured against the internal goals set for each area. PRI also understands the need to provide long term incentives to its executive officers to achieve future financial and strategic goals which include PRI's growth, enhancement of PRI's profitability and thus shareholder value. PRI believes that its total compensation is sufficiently competitive to retain and, if necessary, attract executive officers capable of leading PRI in accomplishing its business goals.

    Executive compensation for fiscal 2000 consisted of a base salary and equity-based long-term incentive compensation in the form of nonstatutory stock options. Since options granted under the 1994 Incentive and Nonqualified Stock Option, 1997 Nonqualified Stock Option Plan and 2000 Stock Option Plan generally vest over a five-year period, option awards encourage the holders to improve the profitability and shareholder value of PRI. Also, to reward performance PRI provides executives with additional cash compensation in the form of profit-sharing bonuses. However, no profit-sharing bonus compensation was awarded in fiscal 2000.

    BASE SALARIES AND CHIEF EXECUTIVE OFFICER COMPENSATION. The salaries of the executive officers are established annually by evaluating requirements of the position, the contribution of the individual executive with respect to PRI's performance and the executive's responsibility, technical experience and future potential. Base salaries of the executive officers are generally adjusted annually in January to reflect comparable executive salaries for comparably sized companies and to maintain the objectives of the compensation policy noted above. In determining base salaries, the Compensation Committee relies upon independent surveys of companies in the industry to determine whether PRI's executive compensation is in a competitive range for executives within PRI's industry. The salary of Mitchell G. Tyson, PRI's Chief Executive Officer, was $358,624 for fiscal 2000. This represented an increase of approximately 35% from fiscal 1999.

    LONG-TERM INCENTIVE COMPENSATION. One of PRI's goals is the enhancement of shareholder value. The principal incentive tool used to achieve this goal is the periodic award to key employees of options to purchase common stock. PRI's stock option plans are long-term plans designed to link executive rewards to shareholder value over time. Stock options granted typically have a term of six
(6) years and vest in twenty quarterly installments over a period of five
(5) years from the date of grant. In fiscal 2000, PRI granted long-term incentive compensation in the form of nonstatutory stock options under the 1997 Nonqualified Stock Option Plan and 2000 Stock Option Plan to PRI's executive officers. These grants included options granted to Messrs. Wiesler, Tyson, Trapani, Wagner and Postle to purchase up to 40,000, 78,000, 57,000, 80,000 and 44,000 shares of common stock, respectively. See "Option Grants in Last Fiscal Year" at page 6.

Boruch B. Frusztajer
Alexander V. d'Arbeloff

                              CERTAIN TRANSACTIONS

    In August 1998, PRI entered into a loan arrangement with Robert Postle, then our Vice President, Sales, Service and Field Operations and now our Vice President, Sales and International Operations. PRI loaned Mr. Postle $150,000 pursuant to a three-year promissory note with interest accruing at 6%. The note was secured by a mortgage on Mr. Postle's residence. The outstanding principal under the note, together with accrued interest thereon, was due and payable at the maturity date or upon the earlier termination of Mr. Postle's employment either by PRI for cause or voluntarily by Mr. Postle. The note, together with all accrued interest, was repaid in full in January 2000.

                               PERFORMANCE GRAPH

    The following performance graph compares the performance of PRI's cumulative stockholder return with that of a broad market index, the Nasdaq Stock Market Index for U.S. Companies, and a published industry index, the Hambrecht & Quist Semiconductor Sector Index. The cumulative stockholder returns for shares of common stock and for the market and industry indices are calculated assuming that $100 was invested on September 30, 1995. PRI paid no cash dividends during the periods shown. The performance of the market and industry indices is shown on a total return (dividends reinvested) basis, calculated monthly as of the last day of month indicated.

                  PRI AUTOMATION INC. CUMULATIVE TOTAL RETURNS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     DATES   PRI AUTOMATION  CHASE H&Q SEMICONDUCTOR SECTOR  NASDAQ STOCK MARKET -U.S.
     Sep-95             100                             100                        100
     Oct-95           90.24                           93.97                      99.42
     Nov-95             100                           83.15                     101.75
     Dec-95           85.67                           72.66                     101.22
     Jan-96           69.51                           71.67                     101.72
     Feb-96           58.23                           72.04                      105.6
     Mar-96           59.76                           68.62                     105.95
     Apr-96            68.9                           78.62                     114.73
     May-96           97.26                           76.18                        120
     Jun-96           74.39                           65.77                     114.58
     Jul-96           64.02                           58.38                     104.38
     Aug-96           71.34                            63.9                     110.25
     Sep-96           79.88                           74.66                     118.68
     Oct-96           86.59                           75.35                     117.36
     Nov-96          116.46                           94.95                     124.64
     Dec-96          110.98                            94.1                     124.53
     Jan-97          146.65                          113.45                     133.37
     Feb-97          120.43                          108.01                     125.99
     Mar-97          116.46                          105.76                     117.77
     Apr-97             125                          114.83                     121.44
     May-97          185.98                             124                      135.2
     Jun-97          185.06                          119.27                     139.35
     Jul-97          242.07                          145.88                     154.03
     Aug-97          260.98                          148.65                      153.8
     Sep-97          285.37                          149.09                     162.92
     Oct-97          186.59                          116.71                     154.43
     Nov-97          166.46                           112.6                     155.25
     Dec-97          140.85                           99.24                     152.52
     Jan-98          134.15                          110.86                     157.35
     Feb-98          169.66                          121.78                     172.14
     Mar-98          127.74                          113.79                     178.51
     Apr-98          130.49                          123.77                     181.51
     May-98           98.93                          101.72                     171.43
     Jun-98           83.23                           97.76                     183.41
     Jul-98           67.99                          100.81                     181.27
     Aug-98           60.98                           77.05                     145.34
     Sep-98           60.98                           85.23                      165.5
     Oct-98           84.45                          106.71                     172.77
     Nov-98          117.07                          121.33                     190.33
     Dec-98          126.83                           139.3                     215.06
     Jan-99          173.17                           173.9                     246.27
     Feb-99          146.34                          147.11                     224.22
     Mar-99          102.44                          158.02                     241.18
     Apr-99          121.04                          160.89                     248.96
     May-99          119.51                          166.18                     242.06
     Jun-99          176.83                          207.23                     263.83
     Jul-99          150.91                          215.62                     259.06
     Aug-99          139.63                          232.52                        270
     Sep-99          176.22                          232.53                     270.38
     Oct-99          195.73                          262.54                     292.05
     Nov-99           231.1                          292.24                     327.56
     Dec-99          327.44                          347.65                      399.6
     Jan-00          342.07                          377.88                     384.83
     Feb-00          389.63                          541.58                     457.94
     Mar-00          298.17                          545.02                     448.48
     Apr-00          389.63                          542.56                     377.22
     May-00          250.69                          484.16                     331.72
     Jun-00          318.98                           533.5                     389.93
     Jul-00          222.56                          469.66                     368.82
     Aug-00          251.83                          556.35                      412.4
     Sep-00           89.02                          431.97                     358.96

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

    The following table sets forth certain information with respect to the beneficial ownership of our common stock as of January 11, 2001 by (i) each person or entity known to us to own beneficially five percent or more of PRI's common stock, (ii) each of our directors, (iii) the Chief Executive Officer and the other Named Executive Officers and (iv) the executive officers and directors as a group:

                                                              SHARES BENEFICIALLY
                                                                  OWNED(1)(2)
                                                              --------------------
NAME AND ADDRESS(3)                                            NUMBER     PERCENT
-------------------                                           ---------   --------
Mellon Financial Corporation(4)
One Mellon Center
Pittsburgh, PA 15258........................................  2,039,989    8.11%
FMR Corp.(5)
82 Devonshire Street
Boston, MA 02109............................................  1,430,320    5.7%
Mordechai Wiesler(6)........................................    628,945    2.6%
Dr. Amram Rasiel(7).........................................    503,210    2.0%
Mitchell G. Tyson(8)........................................    308,338    1.2%
Boruch B. Frusztajer(9).....................................    115,762      *
Alexander V. d'Arbeloff(10).................................     91,764      *
Robert G. Postle(11)........................................     29,391      *
Edward A. Wagner(12)........................................     20,625      *
Kenneth M. Thompson(13).....................................     10,000      *
Cosmo S. Trapani(14)........................................      9,908      *
All directors and executive officers as a group (9
persons)(15)................................................  1,717,943    6.7%

------------------------

  * Less than one percent.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. The persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the information contained in the footnotes to this table. Shares of common stock subject to options currently exercisable or exercisable within 60 days following the date of this table are deemed outstanding for computing the share ownership and percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

 (2) The number of shares of common stock deemed outstanding as of the date of this table, January 11, 2001, is 25,145,217.

 (3) Unless otherwise noted, address is in care of PRI Automation, Inc., 805 Middlesex Turnpike, Billerica, Massachusetts 01821-3986.

 (4) Information is based on a Schedule 13G filed with the Securities and Exchange Commission on January 22, 2001 by Mellon Financial Corporation and two subsidiaries filing as joint reporting persons. The Schedule 13G states that Mellon Financial Corporation, as a parent holding company, is the beneficial owner of 2,039,989 shares. The Schedule 13G states that the shares are held by Mellon Financial Corporation as well as eight direct and indirect subsidiaries, including banks, investments advisers and holding companies.

 (5) Information is based on a Schedule 13G/A filed by FMR Corp. with the Securities and Exchange Commission on January 10, 2001. The Schedule 13G/A states that Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 1,426,660 shares as a result of acting as investment adviser to various investment companies and that Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. and a bank as defined in
     Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 3,660 shares as a result of its serving as investment manager of institutional accounts. The Schedule 13G/A states that various persons have the right to receive, or to direct the receipt of dividends from, or the proceeds from the sale of, the common stock, and that no one person's interest in the common stock is more than five percent.

 (6) Includes 102,650 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table, 75,975 shares held by three grantor retained annuity trusts and 125,000 shares held by a limited partnership controlled by Mr. Wiesler.

 (7) Includes 27,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table.

 (8) Includes 134,220 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table and 8,100 shares held by members of Mr. Tyson's family.

 (9) Includes 27,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table and 58,762 shares held by members of Mr. Frusztajer's family.

(10) Includes 27,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table.

(11) Consists of 29,391 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table.

(12) Consists of 20,625 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table.

(13) Consists of 10,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table.

(14) Includes 9,500 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table.

(15) Includes 387,386 shares issuable upon the exercise of outstanding options exercisable within 60 days of the date of this table. See notes 6 through 14.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

    Based solely upon review of Forms 3 and 4 and amendments thereto furnished to us during fiscal 2000 and Forms 5 and amendments thereto furnished with respect to fiscal 2000, we believe that all of its officers, directors and greater-than-10% stockholders fulfilled their Section 16(a) filing requirements in a timely manner, except that each of Mr. Wiesler and Mr. Tyson reported sales late on amended Form 4 reports, one in the case of Mr. Tyson and two in the case of Mr. Wiesler.

                                  SOLICITATION

    No person will pay any compensation in connection with the solicitation of proxies for the annual meeting. We will reimburse brokers, banks and other nominees for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of common stock. In addition to the solicitation by mail, the board of directors, officers and certain employees may make special solicitation of proxies in certain instances, personally or by telephone. We expect that the expense of any such special solicitation will be nominal. We will pay all expenses incurred in connection with this solicitation.

                            INDEPENDENT ACCOUNTANTS

    The board of directors has selected PricewaterhouseCoopers LLP as independent accountants to audit our financial statements for the fiscal year ending September 30, 2001.

    We expect that representatives of PricewaterhouseCoopers LLP will be present at the annual meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

    AUDIT FEES

    PricewaterhouseCoopers LLP billed us $355,000 in aggregate fees for professional services in fiscal 2000 in connection with the audit of our annual financial statements and the reviews of the financial statements contained in our quarterly reports on Form 10-Q.

    OTHER FEES

    PricewaterhouseCoopers LLP billed us $515,000 in aggregate fees for professional services in fiscal 2000 other than services in connection with the audit of our annual financial statements and the reviews of the financial statements contained in our quarterly reports on Form 10-Q.

                             STOCKHOLDER PROPOSALS

    Stockholder proposals for inclusion in the proxy materials related to the 2002 annual meeting of stockholders, or special meeting in lieu thereof, must be received by PRI at its executive offices no later than October 19, 2001.

    In addition, our by-laws provide that a stockholder must give us written notice not less than sixty days prior to the scheduled annual meeting describing any proposal to be brought before such meeting, even if such item is not to be included in PRI's proxy statement relating to such meeting. Such procedural requirements are fully set forth in Article III of our By-laws.

                                 MISCELLANEOUS

    The board of directors does not intend to present to the annual meeting any business other than the proposals listed herein, and the board was not aware, a reasonable time before mailing this proxy statement to stockholders, of any other business which may be properly presented for action at the annual meeting. If any other business should come before the annual meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

                             AVAILABLE INFORMATION

    Stockholders of record on February 9, 2001 will receive a proxy statement and our annual report to stockholders, which contains detailed financial information about us. The annual report to stockholders is not incorporated herein and is not deemed a part of this proxy statement. We will mail, without charge, a copy of our Annual Report on Form 10-K (excluding exhibits) to any stockholder solicited hereby who requests it in writing. Please submit any such written request to: Shareholder Relations, PRI Automation, Inc., 805 Middlesex Turnpike, Billerica, Massachusetts 01821.

                                                                      APPENDIX A

                              PRI AUTOMATION, INC.

                            AUDIT COMMITTEE CHARTER

I.  PURPOSE

    The primary function of the PRI Automation, Inc. (the "Corporation") Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing; the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

    - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

    - Review and appraise the audit efforts of the Corporation's independent accountants.

    - Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

    The Audit Committee shall be comprised of initially two, and by June 14, 2001 three or more directors, as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

    The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

    The Committee shall meet four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, financial management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with IV.4. below.

IV. RESPONSIBILITIES AND DUTIES

    To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the reports to management prepared by the independent accountants and management's response.

4. Review with management and the independent accountants the 10-K prior to its filing including a discussion with the independent accountants of the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61").

5. Review with management and the independent accountants the 10-Q prior to its filing including a discussion with the independent accountants of the matters to be discussed by SAS No. 61.

Independent Accountants

6. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

7. Review the performance of the independent accountants. Oversee independence of the accountants by receiving from the accountants, on a periodic basis, a formal written statement delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standard 1 ("ISB No. 1"). Approve any proposed discharge of the independent accountants when circumstances warrant.

8. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes

9. In consultation with the independent accountants and financial management, review the integrity of the organization's financial reporting processes, both internal and external.

10. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

11. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

Process Improvement

12. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and financial management regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

13. Following completion of the annual audit, review separately with each of management, the independent accountants and financial management any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

15. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance

1. Ensure that a Code of Conduct is approved and that all employees are aware of it. Review management's monitoring for compliance with Code.

2. Ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

3. Review activities, organizational structure, and the need for an internal audit department.

4. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

5. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

6. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

/X/  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

------------------------------------------------------------------------------

                               PRI AUTOMATION

------------------------------------------------------------------------------




CONTROL NUMBER:
RECORD DATE SHARES:








Please be sure to sign and date this Proxy.       Date
------------------------------------------------------------------------------


--------Shareholder sign here--------------------Co-owner sign here-----------

DETACH CARD


1. Proposal to elect the following nominees as directors of the Company:


(01) Mordechai Wiesler, (02) Mitchell G. Tyson,   For All   With-   For All
(03) Amram Rasiel, (04) Boruch B. Frusztajer,    Nominees   hold    Except
(05) Alexander V. d'Arbeloff, and
(06) Kenneth M. Thompson                           / /       / /      / /


INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THAT NOMINEE'S NAME.


Mark box at right if an address change or comment has been noted on the    / /
reverse side of this card.

                                                                   DETACH CARD


                                   PRI AUTOMATION

Dear Stockholder,

Please take note of the important information enclosed with this proxy card related to the management and operation of your Company.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the appropriate box on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders to be held on March 16, 2001.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

PRI Automation, Inc.

                              PRI AUTOMATION

                              PROXY CARD FOR
                     ANNUAL MEETING OF STOCKHOLDERS
                              MARCH 16, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Mordechai Wiesler, Mitchell G. Tyson and Robert L. Birnbaum, as proxies, each with full power to appoint his substitute and hereby authorizes each of them, and each substitute so appointed, to represent and to vote, all of the shares of voting common stock, of PRI Automation held of record by the undersigned on February 9, 2001 at the Annual Meeting of Stockholders, to be held on March 16, 2001, and at any and all adjournments thereof.

WHEN PROPERLY EXECUTED THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEM 1 AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES AS TO SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

A stockholder wishing to vote in accordance with the recommendations of the Board of Directors need only sign and date this proxy and return it in the enclosed envelope.
The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and of the Proxy Statement relating thereto, and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

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           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                          IN THE ENCLOSED ENVELOPE.
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Please sign exactly as your name(s) appear(s) hereon. When shares are held by joint tenants, both must sign. Trustees, custodians and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, each person must sign. If the stockholder is a corporation, the signature should be that of an authorized officer who should state his or her title.
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